                                                                    EXHIBIT 10.5

               PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
               ------------------------------------------------

                THIS PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made this 26th day of June, 1996, by and between DANIEL'S
                           ----
MOTOR LODGE, INC., a Nevada corporation (the "Seller"), party of the first part, and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership ("Buyer"), party of the second part.

                              W_I_T_N_E_S_S_E_T_H

                In consideration of the mutual promises hereinafter contained and other good and valuable considerations as hereinafter set forth, Seller and Buyer agree as follows:

                1.  Joint Instructions. This Agreement shall also constitute
                    ------------------
Escrow Instructions to First American Title Company of Nevada, 241 Ridge Street, Reno, Nevada 89504 ("Escrow Holder") upon acceptance by Escrow Holder of this Agreement as constituting instructions to it, creating its escrow no. 189498-MC.

                2.  Property. Upon all the terms and conditions contained in
                    --------
this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, that certain real property and improvements situated in the City of Reno, County of Washoe, State of Nevada, consisting of that certain real property containing an 82 unit motel located on Washoe Assessor Parcels 007-292-18, 007-292-20 and 007-292-25, and more commonly known as Daniel's Motor Lodge, 275 North Sierra Street, Reno, Nevada 89501, more particularly described in the Title Report, hereinafter defined, attached hereto as Exhibit A (hereinafter referred to as the "Real Property") and together with all furniture, furnishings, equipment, consumables, inventories and other intangible assets located on the Real Property and use in connection with the motel business conducted on the Real Property (collectively the "Personal Property" and together with the Real Property the "Sale Property").

                3.  Purchase Price. The total purchase price of the Sale
                    --------------
Property shall be Four Million Three Hundred Thousand Dollars ($4,300,000.00) (the "Purchase Price") which Purchase Price shall be paid in the following manner:

                    a. The sum of Ten Thousand Dollars ($10,000.00) in cash, certified check or other immediately available funds, shall be deposited with Escrow Holder (the "Earnest Money") within five (5) Business Days following the execution of this Agreement, which shall be held in escrow by Escrow Holder during the pendency of this Agreement. If Buyer defaults under this Agreement, and Seller is not in default, Seller shall be entitled to receive the Earnest Money as liquidated damages. If Seller defaults under this Agreement or if any of Buyer's Conditions for Closing (as hereinafter defined) are not satisfied, Buyer shall be entitled to receive a return of the Earnest Money and to pursue other available remedies as hereinafter provided.

        b. Closing Deposits. Prior to close of escrow, Buyer shall deposit in
           ----------------
escrow the additional sums or evidence of assumption of debt set forth below which collectively shall constitute the down payment in the aggregate amount of the sums set forth below (as adjusted and calculated with particularly as of the Closing Date, collectively the "Down Payment"):

        (i) One Million Dollars ($1,000,000.00) in cash, certified check or other immediately available funds, to which the Earnest Money shall be fully credited;

        (ii) the amount necessary to pay in full that certain obligation owing by Seller to Bank of America (formerly Valley Bank of Nevada) ("BofA") evidenced by U.S. Small Business Administration Note dated April 19, 1991, in the original principal sum of Five Hundred Fifty Thousand Dollars ($550,000.00) (the "BofA Note") made by Seller, payable to the order of BofA and secured by Deed of Trust recorded April 19, 1991, in the Office of the County Recorder of Washoe County, Nevada, in Book 3243 of Official Records at Page 992, as Document No. 1473353 (the "BofA Deed of Trust") and by Assignment of Rentals and Leases recorded April 1991 in the Office of the County Recorder of Washoe County, Nevada, in Book 3243 of Official Records at Page 998, as Document No. 1473354 (the "BofA Assignment of Leases" and together with the BofA Deed of Trust, collectively the "BofA Security Documents");

        (iii) at the election of Buyer, in Buyer's sole discretion, either (A) the amount necessary to pay in full that certain obligation owing by Seller to John E. Dooley, trustee of the John E. Dooley Family Trust, dated February 8, 1984, as to an undivided 80% interest, Eugene Cudworth, trustee of the Nevada Physical Therapy Profit Sharing Trust, fbo Randy Jacobe, as to an undivided 10% interest, Eugene Codworth, trustee of the Nevada Physical Therapy Profit Sharing Trust, fbo Eugene Cudworth, as to an undivided 6% interest, and Eugene Cudworth and Raylene Cudworth, husband and wife, as joint tenants, as to an undivided 4% interest (collectively the "Dooley Group") evidenced by Promissory Note dated January 4, 1995, in the original principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Dooley Note") made by Seller, payable to the order of the Dooley Group and secured by Deed of Trust with Assignment of Rents recorded January 6, 1995, in the Office of the County Recorder of Washoe County, Nevada, in Book 4224 of Official Records at Page 956, as Document No. 1862109 (the "Dooley Deed of Trust"), having an approximate unpaid balance of principal and interest of Two Hundred Forty-Eight Thousand Dollars ($248,000.00) as of the date of this Agreement (the unpaid balance of principal and interest owing as of the Closing Date being hereafter referred to as the "Dooley Obligation"), or (B) Buyer shall assume full liability and responsibility for the timely payment and performance of all liabilities and obligations of Seller for the amount of the Dooley Obligation under the terms of the Dooley Note and Dooley Deed of Trust by execution of an Assumption Agreement in a form acceptable to the Dooley Group and Buyer (the "Dooley Obligation Assumption").

                c.  Note.  The balance of the Purchase Price shall be evidenced
                    ----
by a promissory note in a principal amount determined by subtracting the amount of the Down Payment from the Purchase Price, which promissory note shall be executed by Buyer, payable to the order of the Seller in the form of the Promissory Note ("Purchase Note"), a copy of which is marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof, bearing interest at nine percent (9%) per annum, commencing on the Closing Date and continuing until fully paid, with said principal plus accrued interest to be paid in one-hundred twenty (120) equal installments based on a ten (10) year fully amortizing payment schedule.

                The Purchase Note shall be secured by a Deed of Trust with Assignment of Rents (the "Purchase Deed of Trust") encumbering the Property as a first mortgage lien (or second mortgage lien in the event Buyer elects to cause the BofA Note Assumption to occur) in the form of the Deed of Trust and Assignment of Rents marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof.

          3.    Title Insurance.  Title to the Real Property shall be insured by
                ---------------
Escrow Holder by Standard Form of Joint Protection Policy of Title Insurance (the "Title Policy") in favor of Buyer in amount of Purchase Price and in favor of Seller as Beneficiary of the Purchase Deed of Trust, Exhibit C hereto, in the amount of the Purchase Note, Exhibit B hereto, subject only to exceptions numbered 1-4 (all taxes and assessments to be paid current by Seller or pro rated as of the Closing Date), 6, 8 (only in the event of the Dooley Obligation Assumption as provided in Paragraph 3(b)(ii)(B) above) and 9 (collectively the "Permitted Exceptions") as shown on Escrow Holder's Preliminary Report dated June 19, 1996, reporting on title as of May 30, 1996, Order No. 189498-MC (the "Title Report"), a copy of which Title Report is marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof. It is specifically understood and agreed that Seller shall be fully responsible for the removal of exceptions numbered 5, 7, and 9 of the Title Report.

          4.    Seller's Warranties and Representations.  Seller warrants to
                ---------------------------------------
Buyer as follows:

                a. Seller has the full right, power, and authority to enter into this Agreement and has the authority to carry out Seller's obligations, including the conveyance of the Sale Property to Buyer as provided in this Agreement without the joinder of any other person.

                b. There are no leases, rental agreements or other agreements, written or verbal (collectively the "Leases"), for the use or occupancy of all or any portion of the Sale Property beyond the Closing Date, except for customer room reservations, none of which reservations are for use of any portion of the Sale Property for more than seven (7) consecutive days.

                c. Seller has good, marketable and insurable title to the Sale Property, free and clear of any matters except the Permitted Exceptions. Subject to the foregoing, no agreement concerning or restricting the sale of the Property is in effect and no person or entity, other than Buyer, has any right or option to acquire all or any portion of the Sale Property.

               d. Except as may have been heretofore disclosed to Buyer in writing, Seller has not contracted for any services and has made no commitments or obligations therfor which will become binding upon Buyer with respect to the Sale Property, with the exception of the Leases.

               e. The persons executing this Agreement have all the necessary power to do so and to consummate the transaction described herein. Seller is not subject to any commitment, obligation, default or agreement or parties to any litigation which would prevent Seller from completing the sale of the Sale Property under this Agreement.

               f. As of the Close of Escrow, the Sale Property will be free and clear of all liens and encumbrances other than the Permitted Encumbrances and the Purchase Deed of Trust.

          5.  Buyer Inspection and Investigation. Buyer and its designated
              ----------------------------------
agents shall have until September 5, 1996, in which to make such inspections of, and to examine, the Sale Property, all plans and specifications, contracts, leases, inventories, surveys, engineering reports, environmental assessments and reports of any governmental agency, including a certificate of occupancy, as Buyer deems necessary to analyze the Sale Property, including, but not limited to, the performance of environmental surveys and inspections as well as inspections by governmental agencies in contemplation of the issuance of a certificate of occupancy, all at Buyer's expense (collectively, the "Due Diligence"). Buyer may terminate this Agreement for any reason by giving notice to Escrow Holder (a "Termination Notice"), provided that such Termination Notice is given on or before September 5, 1996. Upon timely receipt of the Termination Notice, Escrow shall return the Earnest Money to Buyer and Buyer shall have no further obligations under this Agreement.

          6.  Closing.
              -------

              a.  Date and Place.  Close of escrow ("Closing") for the sale of
                  --------------
the Sale Property by Seller to Buyer shall occur on or before September 20, 1996 (the date of Closing being herein referred to as the "Closing Date").

               b.   Seller's Obligations at Closing.  At the Closing, Seller, at
                    -------------------------------
Seller's sole cost and expense, shall deliver, or cause to be delivered, to Buyer the following:

                    (1) Deed.  A Deed in the form of the Deed marked "Exhibit
                        ----
D", affixed hereto and by this reference incorporated herein and made a part hereof (the "Deed"), fully executed and acknowledged by Seller, conveying all of Seller's right, title and interest to the Real Property to Buyer.

                    (2) Bill of Sale.  A Bill of Sale in the form of the Bill of
                        ------------
Sale marked "Exhibit E", affixed hereto and made a part hereof (the "Bill of Sale"), fully executed and acknowledged by Seller, transferring all of Seller's right, title and interest to the Personal Property to Buyer.

                    (3) Other Instruments.  Such other documents as are
                        -----------------
customarily executed in the State of Nevada as evidence of authority to execute the documents, and any other instruments that may be reasonably required by the Escrow Holder.

                    (4) Possession.  Possession of the Sale Property shall pass
                        ----------
to Buyer at Closing.

           c.  Buyer's Obligations at Closing.
               ------------------------------

                    (1) Conditions for Closing.  Buyer shall not be obligated to
                        ----------------------
close this transaction until and unless: (i) Buyer has not given a Termination Notice to Escrow Holder on or before September 5, 1996, (ii) all warranties contained herein in Section 4 shall be true and correct as of the Closing Date; and (iii) on the Closing Date there shall be no litigation pending or threatened seeking to enjoin the performance of this Agreement. The conditions stated herein shall be collectively referred to as "Buyer's Conditions for Closing". At Buyer's option, any of Buyer's Conditions For Closing that are unsatisfied at the time of Closing may be waived by Buyer.

                    (2) Payment of Purchase Price.  At the Closing, Buyer shall:
                        -------------------------
(i) pay or assume, as the case may be, the Down Payment as provided in Section 3, subject to any adjustments for prorations and other credits provided for in this Agreement, (ii) deposit such other sums as are necessary to pay Buyer's costs, expenses and prorations in connection with this transaction, and (iii) execute and deliver the Purchase Note and Purchase Deed of Trust to Escrow Holder.

[LETTERHEAD OF
HENDERSON & NELSON
APPEARS HERE]

                d.  Prorations.  All real estate taxes relating to the Sale
                    ----------
Property for the year of the Closing shall be prorated as of the Closing Date between Seller and Buyer. If the amount of taxes for that year are not known at the time of Closing, the prorations shall be based on an estimate of the taxes for the year of Closing, and when the tax information becomes available, Seller or Buyer may request reimbursement from the other party for any excess amount charged to that party at the Closing. Likewise, any other amounts normally prorated between Seller and Buyer, such as rents, prepaid deposits, insurance premiums, and utility bills, if any, shall be prorated between Seller and Buyer as of the Closing Date.

                e.  Closing Costs.  At the Closing Date, Seller and Buyer shall
                    -------------
be responsible for costs and expenses of the Escrow as follows:

                    (1) Seller shall pay:

                        (a) Cost of any transfer or conveyance taxes applicable to the recordation of the Deed;

                        (b) Cost of the Title Insurance Policy;

                        (c) Seller's share of ad valorem property taxes, assessments, sewer charges and personal property taxes shall be prorated as of the Closing Date;

                        (d) Proration of rent, power, gas, electric and other utility bills shall be prorated as of the Closing Date and paid by Seller to Buyer for costs and expenses accrued to the Closing Date;

                        (e) All rent, prepaid deposits and security deposits held by Seller relating to the Leases shall be transferred to Buyer; and

                        (f) One-half (1/2) of the fees of Escrow Holder for the handling of the Escrow.

                    (2) Buyer shall pay:

                        (a) The remaining one-half (1/2) of the fees and expenses of Escrow Holder for the handling of this Escrow; and

                        (b) Buyer's share of prorations as provided in Paragraph 6(e)(1)(c) and (d).

               f. Except as otherwise specifically provided in this Agreement, Seller and Buyer shall bear their own costs and expenses arising out of negotiation, execution, delivery and performance of this Agreement and the consummation of the transaction as contemplated herein, including, without limitation, legal and accounting fees and expenses.

          7.   Defaults and Remedies.
               ---------------------

               a.   Buyer's Default and Seller's Remedies.
                    -------------------------------------

                    (1)  Buyer's Default. Buyer shall be deemed to be in default
                         ---------------
under this Agreement if all of Buyer's Conditions For Closing have been satisfied and Buyer fails or refuses to perform Buyer's obligations at Closing including, but not limited to, closing escrow on or before September 30, 1996, for any reason other than a default by Seller or termination by Buyer under some provision of this Agreement.

                    (2) Seller's Remedies. If Buyer is deemed to be in default
                        -----------------
under this Agreement, Seller, as Seller's sole and exclusive remedy for such default, shall be entitled to receive the Earnest Money. It is agreed between Buyer and Seller that such amount shall be liquidated damages for a default of Buyer under this Agreement because of the difficulty, inconvenience and uncertainty of ascertaining actual damages for such default and such amount will constitute the reasonable amount of Seller's damages in the event of Buyer's default.

               b.   Seller's Defaults and Buyer's Remedies.
                    --------------------------------------

                    (1) Seller's Defaults. Seller shall be deemed to be in
                        -----------------
default under this Agreement on the occurrence of any of one or more of the following events:

                        (a) Any of Seller's warranties or representations set forth in Section 4 of this Agreement is or becomes untrue at any time on or before the Closing Date.

  LAW OFFICES OF
HENDERSON & NELSON
 164 HUBBARD WAY
     SUITE B

                    (b) Seller fails to meet, comply with, or perform any covenant, agreement, or obligation which is set forth as a condition precedent to the Closing within the time limits and in the manner required in this Agreement.

               (2)  Buyer's Remedies.  If Seller breaches any of its obligations
                    ----------------
under this Agreement or fails to consummate this Agreement for any reason except default solely on the part of Buyer or the termination by Buyer of this Agreement pursuant to the terms hereof, Buyer may enforce specific performance of this Agreement or bring suit for damages against Seller, or exercise any other right or remedy Buyer may have at law or in equity by reason of such default, including, but not limited to, recovery of attorneys' fees incurred by Buyer in connection herewith.

          8.  Seller's Disclaimers.  Buyer acknowledges and agrees that Buyer's
              --------------------
purchase of the Sale Property shall be based solely upon Buyer's inspection and investigation of the Sale Property and that Buyer will be purchasing the Sale Property on an "as is, where is" basis, with all faults, latent and patent. Without limiting the generality of the foregoing, Buyer acknowledges that, except as otherwise expressly represented or warranted in this Agreement, Seller has not made, and is not hereby making and Seller hereby expressly disclaims and negates any representations or warranties of any kind whatsoever, either express, implied or statutory, on which Buyer is relying as to the condition of or title to the Sale Property or any matters concerning the Sale Property (including, without limitation, any express or implied warranty of merchantability or fitness for a particular purpose), including, without limitation, development rights, permissible uses, covenants, conditions and restrictions, water or water rights, topography, utilities, soil and subsoil conditions, drainage, zoning, environmental or building (i) laws, (ii) rules, or
(iii) regulations or any other representations or warranties.

          9.  Escrow Holder's Rights.  Should Escrow Holder, before or after
              ----------------------
close of escrow, receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or any money or property deposited herein or affected hereby, Escrow Holder shall have the right to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction, and Escrow Holder shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The parties hereto jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable attorney's fees, suffered or incurred by Escrow Holder in connection with or arising out of this escrow, including, but without limiting the generality of the foregoing, a suit in interpleader brought by Escrow Holder. In the event Escrow Holder files a suit in interpleader, Escrow Holder shall ipso facto be fully released and discharged from all obligations imposed upon Escrow Holder in this escrow.

        10. Real Estate Commission. Buyer and Seller represent and warrant to,
            ----------------------
and with each other, that neither party has incurred any real estate broker's commissions, finders fee or any similar fee in connection with this Agreement. Each party shall, and does hereby, indemnify and hold harmless the other party and its respective successors in interest from any demands, liabilities, expenses, actions, attorneys fees and obligations arising out of, or in any way connected with, any obligations whatsoever by the other party or by any person to pay any real estate broker's fee or other similar fee in connection with this Agreement. In this regard, Seller represents that William T. Daniels of William
T. Daniels and Associates, 330 E. Liberty Street, Suite 215, Reno, Nevada 89501 ("Daniels") has performed certain services on behalf of Seller and that Seller is solely responsible for the payment of all fees and other compensation to Daniels in connection with the Purchase Agreement.

        11. Risk of Loss. Risk of loss from fire or other hazards shall remain
            ------------
with Seller until close of escrow.

        12. Miscellaneous.
            -------------

            a. Notices. Any and all notices and demands by any party hereto to
               -------
the other party, required or desired to be given hereunder shall be in writing and shall be validly given or made only if personally delivered or if deposited in the United States mail, postage prepaid, return receipt requested, or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries. Services shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner.

            Any notice or demand to Seller shall be addressed to Seller at:

               To Seller:     Daniel's Motor Lodge
                              275 North Sierra Street
                              Reno, NV  89501

               Any notice or demand to Buyer shall be addressed to Buyer at:

               To Buyer:      Eldorado Hotel Associates
                              Limited Partnership
                              345 North Virginia Street
                              Reno, Nevada 89501
                              Attn:  Donald L. Carano

               Escrow Holder: First American Title Company
                              of Nevada
                              241 Ridge Street
                              Reno, Nevada  89504
                              Attn:  Escrow No. 189498-MC

               Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

               b.    Entire Agreement.  This Agreement, with its attachments,
                     ----------------
constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, understandings, oral or written, between and among the parties hereto relating to the subject matter contained in this Agreement which are not fully expressed herein.

               c.    Parties bound.  This Agreement shall inure to the benefit
                     -------------
of and shall be binding upon the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

               d.    Survival of Covenants.  The terms, provisions, promises,
                     ---------------------
covenants and conditions contained in this Agreement shall survive the Closing of escrow and execution of all documents required to be executed pursuant to the terms hereof.

               e.  Assignment.  This Agreement may not be assigned by Buyer
                   ----------
without the prior written consent of Seller, except that Buyer may assign its rights and obligations hereunder to Eldorado Resorts, LLC, into which Buyer intends to merge and which entity will have the identical ownership as Buyer.

               f.  Severability.  If any of the terms and conditions hereof
                   ------------
shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other of the terms and conditions hereof and the terms and conditions hereof thereafter shall be construed as if such invalid, illegal, or unenforceable term or conditions have never been contained herein.

               g.  Time.  Time is of the essence to the performance of any
                   ----
provision of this Agreement. If the date for performance of any provisions of this Agreement is a Saturday, Sunday, or banking holiday (in the State of Nevada), the date for perf ormance shall be extended until the next day that is not a Saturday, Sunday or banking holiday.

               h.  Interpretation.  Words of any gender used in this Agreement
                   --------------
shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

               i.  Waiver.  Either the Buyer or the Seller may specifically
                   ------
waive any breach of the terms and conditions hereof by the other party, but no waiver specified in this Section shall constitute a continuing waiver of similar or other breaches of the terms and conditions hereof. All remedies,- rights, undertaking, obligations, and agreements contained herein shall be cumulative and not mutually exclusive.

               j.  Costs to Prevailing Party.  If any action or proceeding is
                   -------------------------
brought by any party against any other party under this Agreement, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

               k.  Governing Law.  The terms and conditions hereof shall be
                   -------------
governed by and construed in accordance with the laws of the State of Nevada.

               1. Headings. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the terms and conditions hereof.

               m. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages.

                    IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date written below:

SELLER:                                        BUYER:
- ------                                         -----

DANIEL'S MOTOR LODGE, INC.,                    ELDORADO HOTEL ASSOCIATES
a Nevada corporation                           LIMITED PARTNERSHIP,
                                               a Nevada limited partnership.

By /s/ James T. Daniel, Jr.                    By: RECREATIONAL
  --------------------------                       ENTERPRISES, INC., a
Title  Pres.                                       Nevada corporation,
     -----------------------                       general partner
       6-26-96

                                                   By /s/ Donald L. Carano
                                                     ------------------------
                                                   Title  CEO
                                                        ---------------------

                                               By: HOTEL-CASINO MANAGEMENT,
                                                   INC.  a Nevada
                                                   corporation, general
                                                   partner

                                                   By /s/ Raymond J. Poncia, Jr.
                                                     ---------------------------

                                                   Title President
                                                        ------------------------

ESCROW HOLDER:
- -------------

          FIRST AMERICAN TITLE COMPANY OF NEVADA hereby acknowledges receipt of a duplicate original of the Agreement.

          DATED this 27th day of June, 1996.

                                 FIRST AMERICAN TITLE
                                 COMPANY OF NEVADA


                                 By /s/ Mary A. Clark
                                   -------------------------------------------

                                 Title Vice President
                                      ----------------------------------------

                     FIRST AMERICAN TITLE COMPANY OF NEVADA
         241 Ridge Street (P.O. Box 531) Reno, Nevada 89504 (702)688-4848

                               Preliminary Report

June 19, 1996

Your No.:
Our order No.:  189498MC       AP # 007-292-18, 20, 25

In response to the above referenced application for a policy of title insurance, this Company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to is an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in Exhibit A attached. Copies of the Policy forms should be read. They are available from the office which issued this report.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of insurance coverage provided by the title insurance policy selected and should be carefully considered.

It is important to note that this Preliminary Report is not a written representation as to the condition of title and may not list all liens, defects and encumbrances affecting title to the land.

This report (and any supplements or amendments thereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of The insurance, a Binder or Commitment should be requested.

Dated as of May 30, 1996 at 7:30a.m.


                                   /s/ Joe McCaffrey
                                 -------------------------------------------
                                   Joe McCaffrey, Title Officer


Title to said estate or interest at the date hereof is vested in:

DANIEL'S MOTOR LODGE, INC., a Nevada corporation

The estate or interest in the land hereafter described or referred to covered by this report is:

A FEE

                                   EXHIBIT A

At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions contained in said policy form would be as follows:
1. Taxes for the fiscal year 1995-1996, including any secured personal property tax, have been paid in full.
    AP # 007-292-18
    Total $530.89
    (Affects Parcel 1)

2. Taxes for the fiscal year 1995-1996, including any secured personal property tax, have been paid in full.
    AP # 007-292-20
    Total $13,590.30
    (Affects Parcel 2)

3. Taxes for the fiscal year 1995-1996, including any secured personal property tax, have been paid in full.
    AP # 007-292-25
    Total $34,307.37
    (Affects Parcel 3)

4. The lien of any delinquent sewer service charges with interest and penalties, should it be determined that the same have attached to the premises, pursuant to Chapter 7.20 of the Reno Municipal Code. Specific amounts may be obtained by calling (702)334-2095.

5. A Lease dated May 12, 1969, executed by DANIEL'S MOTOR LODGE, INC., as Lessor, and by STANDARD OIL COMPANY OF CALIFORNIA, as Lessee, for the period and upon the terms, conditions, and covenants therein contained, recorded July 22, 1969 in Book 401, Page 425 as Document No. 149145 of Official Records, reference being hereby made to the record thereof for full particulars.
    (Affects Lot 7 of Parcel 3)

6. The fact that the land lies within the "Downtown Project Area" of the Redevelopment Agency of the City of Reno, as evidenced by a document which was recorded in the office of the Washoe County Recorder on May 5, 1983 in Book 1862, Page 498 as Document No. 853150 of Official Records.

    An annexation to the above referenced redevelopment project was recorded August 25, 1983 in Book 1909, Page 141 as Document No. 875211 of Washoe County Official Records.

    An amendment to the above referenced redevelopment project was adopted on November 27, 1990 by The Redevelopment Agency of the City of Reno, Resolution No. 57. Although not filed in the Recorder's office of Washoe County, this Company is in possession of a copy of the amendment.

7. A deed of trust to secure an original indebtedness of $550,000.00, and any other amounts or obligations secured thereby, recorded April 19, 1991 in Book 3243, Page 992, as Document No. 1473353 of Official Records.
    Dated     :     April 19, 1991
    Trustor   :     DANIEL'S MOTOR LODGE, INC., a Nevada corporation
    Trustee   :     WESTERN TITLE COMPANY, INC

7.  continued

    An assignment of RENTALS AND LEASES, as additional security for the payment of the indebtedness secured by said deed of trust recorded April 19, 1991 in Book 3243, Page 998, as Document No. 1473354 of Official Records.

8. A deed of trust to secure an original indebtedness of $250,000.00, and any other amounts or obligations secured thereby, recorded January 6, 1995 in Book 4224, Page 956, as Document No. 1862109 of Official Records.
    Dated      :   January 4, 1995
    Trustor    :   DANIEL'S MOTOR LODGE, INC., a Nevada corporation
    Trustee    :   FOUNDERS  TITLE  COMPANY  OF  NEVADA,  a  Nevada corporation
    Beneficiary:   JOHN E. DOOLEY, Trustee of THE JOHN E. DOOLEY FAMILY TRUST,
                   dated February 8, 1984, as to an undivided 80% interest, EUGENE CUDWORTH, Trustee of THE NEVADA PHYSICAL THERAPY
                   PROFIT SHARING TRUST, FBO RANDY JACOBE, as to an undivided
                   10% interest, EUGENE CUDWORTH, Trustee of THE NEVADA PHYSICAL
                   THERAPY PROFIT SHARING TRUST, FBO EUGENE CUDWORTH, as to an undivided 6% interest, and EUGENE CUDWQRTH and RAYLENE
                   CUDWORTH, husband and wife, as joint tenants, as to an undivided 4% interest.

9.  Rights of parties in possession.

10. Prior to the issuance of any policy of title insurance, the Company will require:

    a:   With respect to DANIEL'S MOTOR LODGE, INC., a Nevada corporation:

         (1) A certificate of good standing of recent date issued by the Secretary of State of the corporation's state of domicile .

         (2) A certified copy of a resolution of the Board of Directors authorizing the contemplated transaction and designating which corporate officers shall have the power to execute on behalf of the corporation.

         (3) Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.


(CONTINUED ON NEXT PAGE)

10.  continued

     b:  With respect to ELDORADO HOTEL, a corporation:

         (1) A certificate of good standing of recent date issued by the Secretary of State of the corporation's state of domicile.

         (2) A certified copy of a resolution of the Board of Directors authorizing the contemplated transaction and designating which corporate officers shall have the power to execute on behalf of the corporation.

         (3) Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

     c: A full copy of all unrecorded leases affecting the land, together with all supplements, assignments and amendments.

DESCRIPTION:  SEE ATTACHED

NOTE: This report makes no representations as to water, water rights, minerals or mineral rights and no reliance can be made upon this report or a resulting title policy for such rights or ownership.

NOTE:     SHORT-TERM RATE APPLIES 80%

                                   DESCRIPTION

All that certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

         Parcel 1:
         ---------

         That portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, described as follows:

         COMMENCING at a point on the West line of the alley running Northerly and Southerly through said Block F, 6 feet Northerly of the Southeast corner of said Lot 3 in Block F of said town, now City of Reno; thence Northerly along the East line of said Lot 3, a distance of 32 1/2 feet; thence at a right angle Westerly, a distance of 44 1/2 feet; thence at a right angle Southerly, a distance of 32 1/2 feet; thence at a right angle Easterly, a distance of 44 1/2 feet to the Point of Beginning.

         The above described premises being the Easterly portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map above mentioned.

         Parcel 2:
         ---------

         Lot 6 in Block F of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

         Parcel 3:
         ---------

         Lots 7, 8, 9, the Northerly 39.66 feet of Lot 10 and that portion of Lot 10 in Block F or original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871, described as follows :

         BEGINNING at a point 39.66 feet South of the Northeast corner of Lot
         10 in Block F, Original Reno Townsite; thence West along a line parallel to the North side line of said Lot 10, 140 feet; thence South .2 feet along the West end line of Lot 10; thence East 140 feet to a point 40.06 feet South of the Northeast corner of Lot 10; thence North .4 feet to the point of beginning; said fraction being contained in Lot 10, Block F, Original Reno Townsite.

            [ASSESSOR'S MAP COUNTY OF WASHOE, NEVADA, APPEARS HERE]

ESCROW NO. 189498-MC


                                     FORM OF
                                     -------
                                 PROMISSORY NOTE
                                 ---------------

$                                  Reno, Nevada,                         , 1996
 ---------------------                           ------------------------

                  FOR VALUE RECEIVED, the undersigned, ELDORADO HOTEL ASSOCIATED LIMITED PARTNERSHIP, a Nevada limited partnership [OR ELDORADO RESORTS, LLC] (hereinafter called "Borrower") promises to pay to the order of DANIEL'S MOTOR LODGE, INC., a Nevada corporation (hereinaftet referred to as "Lender"), c/o _________________________ __________________________ , or at such other place as the legal holders of this Note shall designate in writing, in coin or currency which at the time or times of payment shall be legal tender for the payment of public and private debts in the United States of America, the principal sum of _____________________ ____________________ ($_______________),
with interest on the unpaid balance of the principal sum hereof at the rate of nine percent (9%) per annum commencing on the date of the recording of the Deed of Trust with Assignment of Rents securing repayment of this Note (hereinafter the "Recording Date") and continuing until fully paid.

                  Said principal and interest shall be paid monthly in the following manner:

                       The sum of _____________________________________________
                  ($_____________________),  or more,  shall be paid on the
                  first monthly anniversary of the Recording Date and
                  a  like  sum  of   __________________________________________
                  ($______________________), or more, shall be paid on the same day of each consecutive month occurring thereafter until the tenth (10th) annual anniversary of the Recording Date, on which date the entire balance of the principal sum, together with the interest accrued thereon, shall be ful1y paid. Each of said monthly installment payments shall be applied first to the payment of interest then due on the decreasing balance of the principal sum and then to the reduction of the principal sum.

                                   EXHIBIT B

                  This Note is secured by a Deed of Trust With Assignment of Rents of even date herewith executed by Borrower, as Trustor, for Lender above-named, as Beneficiary

                  The undersigned promises and agrees that in case of default:

               (i) In the payment of any installment of interest and/or principal and interest due under this Note on or before the fifth (5th) day following the date upon which such payment is due and payable; or

               (ii) In the event of failure to perform any covenant in the Deed of Trust With Assignment of Rents securing repayment of this Note; or

               (iii) In the event that Borrower shall make a general assignment for the benefit of creditors or be adjudged a bankrupt or if a proceeding be either voluntarily or involuntarily instituted for reorganization or other debtor relief, provided by the Bankruptcy Code, and, if the proceeding be involuntarily instituted the failure of the undersigned to have the same stayed or dismissed within sixty (60) days after its entry;

               Then upon the happening of any one of such events the whole sum of principal and interest which shall then remain unpaid shall, at the option of the Lenders hereof, become forthwith due and payable although the time of maturity as expressed herein shall not have arrived. In the event of default, all sums thereafter received shall be applied first to the payment of interest then due on the decreasing balance of the principal sum and then to the reduction of the principal sum.

               In the event of such default, commencing on the 15th day following the mailing of written notice thereof by Lender, the total of the unpaid balance of principal and the then accrued unpaid interest shall collectively commence accruing interest at an annual rate equal to the Note Rate plus three percent (3%) added to such Note Rate until such time as all payments and additional interest are paid, together with the curing of any other default which may have occurred, at which time the interest rate shall revert to the Note Rate.

             In the event of such default, the undersigned agrees to pay all costs of collection and/or expenses and fees incurred by Lender, including but not limited to fees or expenses incurred in any foreclosure proceeding, court actions or in any bankruptcy or Chapter 11 proceeding initiated by or against Borrower, including a reasonable attorney's fee, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder the undersigned agrees that any judgment issued as a consequence of such action against the maker hereof shall bear interest at an annual rate equal to the Note Rate, plus three percent (3%) added to such Note Rate until ful1y paid.

             The Borrower waives presentment, demand, protest and notice of non-payment.


ELDORADO HOTEL ASSOCIATES               [for ELDORADO RESORTS, LLC
LIMITED PARTNERSHIP,
a Nevada limited partnership            By: RECREATIONAL
                                            ENTERPRISES, INC., a
By: RECREATIONAL                            Nevada corporation,
    ENTERPRISES, INC., a                    Board of Managers
    Nevada corporation,
    general partner
                                           By
                                             ----------------------------------
   By
     -----------------------               Title
                                                -------------------------------
   Title
        --------------------            By: HOTEL-CASINO MANAGEMENT,
                                            INC., a Nevada
By: HOTEL-CASINO MANAGEMENT,                corporation, Board of Managers
    INC., a Nevada
    corporation, general
    partner                                 By
                                              ---------------------------------

    By                                      Title
      ----------------------                     ------------------------------

    Title                               By:
         -------------------
                                            -----------------------------------
                                            Donald L. Carano,
                                            Board of Managers]

                                     FORM OF
                                     -------
                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
                     --------------------------------------

                    THIS DEED OF TRUST is made , 1996, between ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership [or ELDORADO RESORTS, LLC], herein called "Trustor", FIRST AMERICAN TITLE COMPANY OF NEVADA, herein called "Trustee", and DANIEL'S MOTOR LODGE, INC., a Nevada corporation, herein called "Beneficiary".

                             W I T N E S S E T H:
                             - - - - - - - - - -

                    That Trustor irrevocably grants to Trustee in trust, with power of sale, all interest of Trustor in that certain property situate in the City of Reno, County of Washoe, State of Nevada, more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

                    TOGETHER WITH, the tenements, hereditaments and appurtenances thereunto belonging or appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, subject, however, to the right of Beneficiary, during any period of default hereunder, and without waiver of such default, to collect said rents, issues and profits by any lawful means, and to apply the same, less costs and expenses of collection, to any indebtedness secured hereby.

                    FOR THE PURPOSE OF SECURING: (1) Payment of the principal sum of ________________________________________________________________________
($________________ ), according to the terms of a promissory note a of even date herewith made by Trustor, payable to order of Beneficiary, and all extensions and renewals thereof (the "Note"); and (2) the performance of each agreement of Trustor incorporated herein by reference or contained herein.

AND THIS INDENTURE FURTHER WITNESSETH:

          1. Trustor agrees to properly care for and keep said property in good condition and repair; not to remove or demolish any building thereon or any portion thereof; to complete in a good and workmanlike manner any building which may be constructed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws, ordinances and regulations relating to any


                                   EXHIBIT C
alterations or improvements made thereon; not to commit or permit any waste thereof; not to commit, suffer or permit any act to be done in or upon said property in violation of any law, covenant, condition or restriction affecting said property; to cultivate, irrigate, fertilize, fumigate, prune and/or do any other act or acts, all in a timely and proper manner, which, from the character or use of said property, may be reasonably necessary, the specific enumerations herein not excluding the general.

                    2. Trustor agrees to pay and discharge all costs, fees and expenses of this trust incurred in connection with any default by Trustor.

                    3. During the continuance of this trust, Trustor covenants to keep all buildings that may now or at any time be on said property in good repair and insured against loss by fire, with extended coverage endorsement, in a company or companies authorized to issue such insurance in the State of Nevada. Said insurance shall be in such sum or sums as shall equal the total indebtedness secured by this Deed of Trust and all obligations having priority over this Deed of Trust, or the maximum full insurable value of such buildings, whichever is less. Said insurance shall be payable to Beneficiary to the amount of the unsatisfied obligation to Beneficiary hereby secured. The policy or policies of said insurance shall be delivered to Beneficiary or to the collection agent of Beneficiary, as further security, and in default thereof, Beneficiary may procure such insurance and/or make such repairs, and expend for either of such purposes such sum or sums as Beneficiary shall deem necessary. The amount collected by Beneficiary under any fire or other insurance policy may be applied by Beneficiary upon the indebtedness secured hereby and in such order as Beneficiary may determine, or, at the option of Beneficiary, the entire amount so collected, or any part thereof, may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                    4. Trustor promises and agrees that if, during the existence of this trust, there be commenced or pending any suit or action affecting said property, or any part thereof, or the title thereto, or if any adverse claim for or against said property, or any part thereof, be made or asserted, he will appear in and defend any such matter purporting to affect the security and will pay all costs and damages arising because of such action.

                    5. Any award of damages in connection with any condemnation for public use of, or injury to said property, or any part thereof, is hereby assigned and shall be paid to Beneficiary, who may apply or release such moneys received by him in the same manner and with the same affect as herein provided for disposition of proceeds of insurance.

                    6. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment, when due, of all other sums so secured or to declare default, as herein provided, for failure to so pay.

                    7. At any time, and from time to time, without liability therefor and without notice to Trustor, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said property, Trustee may: reconvey any part of said property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon, or join in any extension agreement or subordination agreement in connection herewith.

                    8. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Note secured hereby to Trustee for cancellation and retention, or such other disposition as Trustee, in its sole discretion, may choose, and oupon payment, of its fees, the Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The Grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto".

                    9. Should Trustor default in the payment of any indebtedness secured hereby, or in the performance of any of the covenants and agreements herein contained or incorporated herein by reference, Beneficiary may declare all sums secured hereby immediately due and payable.

                    10. The following covenants Nos. 1, 3, 4 (interest 12%), 5, 6, 7 (counsel fees-a reasonable percentage), 8 and 9 of Nevada Revised Statutes 107.030, are hereby adopted and made a part of this Deed of Trust.

                    11. Trustor agrees to pay any deficiency arising from any cause after application of the proceeds of the sale held in accordance with the provisions of the covenants hereinabove adopted by reference.

                    12. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. It is expressly agreed that the Trust created hereby is irrevocable by Trustor.

                    13. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law, reserving, however, unto the Trustee, the right to resign from the duties and obligations imposed herein whenever Trustee, in its sole discretion, deems such resignation to be in the best interest of the Trustee. Written notice of such resignation shall be given to Trustor and Beneficiary.

                    14. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Beneficiary" includes any future holder of the Note secured hereby. The term "Trustor" includes the term "Grantor".

TRUSTOR:

ELDORADO HOTEL ASSOCIATES                [or ELDORADO RESORTS, LLC
LIMITED PARTNERSHIP,
a Nevada limited partnership             By: RECREATIONAL
                                             ENTERPRISES, INC., a
By: RECREATIONAL                             Nevada corporation,
    ENTERPRISES, INC., a                     Board of Managers
    Nevada corporation,
    general partner
                                            By
                                              ---------------------------------
    By                                      Title
      ----------------------                     ------------------------------
    Title
         -------------------             By: HOTEL-CASINO MANAGEMENT,
                                             INC., a Nevada
By: HOTEL-CASINO MANAGEMENT,                 corporation, Board of
    INC., a Nevada                           Managers
    corporation, general
    partner
                                             By
                                               --------------------------------
    By                                       Title
      ----------------------                      -----------------------------
    Title
         -------------------             By:
                                            -----------------------------------
                                            Donald L. Carano,
                                            Board of Managers]

STATE OF NEVADA      )
                     ) ss
COUNTY OF WASHOE     )

          This instrument was acknowledged before me on _______________________, 1996, by ________________________________ as __________________________________
of/for RECREATIONAL ENTERPRISES, INC.


- ---------------------------------
Notary Public


STATE OF NEVADA      )
                     ) ss
COUNTY OF WASHOE     )

          This instrument was acknowledged before me on _______________________, 1996, by _________________________________ as _________________________________
of/for HOTEL-CASINO MANAGEMENT, INC.


- ----------------------------------
Notary Public


[STATE OF NEVADA     )
                     ) ss
COUNTY OF WASHOE     )

          This instrument was acknowledged before me on _______________________, 1996, by DONALD L. CARANO.


- ----------------------------------
Notary Public]

                                     FORM OF
                                     -------
                                       DEED
                                       ----


         THIS INDENTURE, made and entered into ______________________________,
1996, by and between DANIEL'S MOTOR LODGE, INC., a Nevada corporation, party of the first part, and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership [or ELDORADO RESORTS, LLC), party of the second part, whose address is: 345 North Virginia Street, Reno, Nevada 89501.

                              W_I_T_N_E_S_S_E_T_H

         That the said party of the first part, in consideration of the sum of Ten Dollars ($10.00), lawful money of the United States of America, to it in hand paid by the said party of the second part, the receipt whereof is hereby acknowledged, do by these presents, grant, bargain and sell unto the said party of the second part, and to its successors and assigns forever, all of the right, title and interest of first party in and to that certain real property situate in the City of Reno, County of Washoe, State of Nevada, described on that certain exhibit marked Exhibit "A", attached hereto, and by this reference made a part hereof.

         TOGETHER with the tenements, hereditaments and appurtenances thereunto belonging or appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

         TO HAVE AND TO HOLD the said premises, together with the appurtenances, unto the said party of the second part, and to its successors and assigns forever.

         IN WITNESS WHEREOF the party of the first part has executed this conveyance the day and year first hereinabove written.

                                     DANIEL'S MOTOR LODGE, INC.,
                                     a Nevada corporation

                                     By
                                       ----------------------------------------
                                     Title
                                          -------------------------------------


                                   EXHIBIT D
                             TO PURCHASE AGREEMENT

STATE OF NEVADA     )
                    ) ss
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on ___________________________, 1996, by __________________________ as ________________________________________
of/for DANIEL'S MOTOR LODGE, INC.


- ----------------------------
Notary Public

                                     FORM OF
                                     -------
                                  BILL OF SALE
                                  ------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, DANIEL'S MOTOR LODGE, INC., a Nevada corporation, for and in consideration of the sum of Ten Dollars ($10.00), lawful money of the United States of America, and other good and valuable consideration by it received, receipt of which is hereby acknowledged, does by these presents grant, bargain, sell and convey unto ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership [or ELDORADO RESORTS, LLC] ("Eldorado"), all those certain fixtures, equipment, inventory and supplies situate in and about those certain premises known as the Daniel's Motor Lodge which is located at 275 North Sierra Street in Reno, Nevada, which are more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

          TO HAVE AND TO HOLD the same unto the said Eldorado, and to its assigns forever, and the undersigned hereby covenants and warrants that the undersigned owns free and clear title to the said personal property herein described, and has the right to sell the same.

          DATED:  This ____ day of _________________________, 1996.

                                 DANIEL'S MOTOR LODGE, INC.,
                                 a Nevada corporation

                                 By
                                   -------------------------
                                 Title
                                      ----------------------


                                   EXHIBIT E

STATE OF NEVADA      )
                     )  ss
COUNTY OF WASHOE     )

          This instrument was acknowledged before me on ____________________, 1996, by ___________________________ as _____________________________________
of/for DANIEL'S MOTOR LODGE, INC.


_______________________________
Notary Public




[LETTERHEAD OF HENDERSON
& NELSON APPEARS HERE]